SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2001


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)




       000-22609                                         84-1339282
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 (Commission File Number)                      (IRS Employer Identification No.)



1801 California Street                    Denver, Colorado              80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400
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                                 Not applicable
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          (Former name or former address, if changed since last report)
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ITEM 9.      Regulation FD

On June 1, 2001, Joseph P. Nacchio, chairman and chief executive officer of Qwest Communications International Inc. ("Qwest"), filed a Form 144 regarding the sale of 675,000 shares of common stock of Qwest under his planned and structured daily stock sales program announced on May 17, 2001. The 675,000 shares represent the maximum number of shares that may, but will not necessarily, be sold under the program from June 1, 2001 to August 31, 2001.

This Current Report on Form 8-K includes a description of Mr. Nacchio's present intent as reported to Qwest, for which Qwest assumes no responsibility. Qwest undertakes no obligation to release publicly any change in Mr. Nacchio's intent as may be reflected in a modification or termination of his plan after the date hereof or otherwise.

Forward Looking Statements Warning

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of Qwest's stock price, intense competition in the communications services market, changes in demand for Qwest's products and services, dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels, rapid and significant changes in technology and markets, adverse changes in the regulatory or legislative environment affecting Qwest's business and delays in Qwest's ability to provide interLATA services within its 14-state local service territory, failure to maintain rights of way, and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, Inc. timely or at all and difficulties in combining the operations of Qwest and U S WEST. The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention and is based upon, among other things, the existing regulatory environment, conditions in the industry and economy generally and market conditions and prices. Qwest may change its intentions, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Qwest makes no representation with respect to any materials available on the Internet, including materials available on Qwest's website.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by under applicable law or that the information is material.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE: June 7, 2001                  By: /s/ Yash A. Rana
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                                        Yash A. Rana
                                        Vice President

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